SCHEDULE 14A INFORMATION



Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934


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                             Washington Mutual, Inc.
                (Names of Registrant as Specified in Its Charter)



    (Names of Person(s) Filing Proxy Statement, if other than the Registrant)

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Total Return to Stockholders(1)
From 1/29/89 to 4/30/97

                                  [Line Graph]

                           Washington Mutual Ahmanson

12/29/89                     0.00%                              0.00%
 3/30/90                   -12.24%                             -6.83%
 6/29/90                    -6.91%                             10.28%
 9/28/90                    41.82%                             27.12%
12/31/90                   -32.93%                            -25.18%
 3/29/91                    11.51%                              3.19%
 6/28/91                    40.92%                              2.92%
 9/30/91                   101.57%                              5.58%
12/31/91                    91.26%                              1.41%
 3/31/92                    85.90%                             -8.42%
 6/30/92                   124.59%                             21.00%
 9/30/92                   124.60%                             15.05%
12/31/92                   191.77%                             18.31%
 3/31/93                   177.89%                             17.23%
 6/30/93                   201.33%                              9.22%
 9/30/93                   258.55%                             26.31%
12/31/93                   220.82%                             26.18%
 3/31/94                   157.66%                              9.85%
 6/30/94                   178.44%                             24.31%
 9/30/94                   177.52%                             38.86%
12/30/94                   132.29%                              8.68%
 3/31/95                   179.15%                             22.77%
 6/30/95                   230.01%                             51.51%
 9/29/95                   275.10%                             76.37%
12/29/95                   311.89%                             85.70%
 3/29/96                   327.32%                             71.58%
 6/28/96                   332.52%                             92.67%
 9/30/96                   492.70%                            101.54%
12/31/96                   534.61%                            135.49%
 3/31/97                   611.13%                            164.98%
 4/30/97                   630.59%                            177.73%


                             WHY WASHINGTON MUTUAL?
                          BOY, THAT'S A HEAD SCRATCHER.


     Just look at the figures.

     Since 1990, Washington Mutual has delivered to its stockholders a total return greater than 600%. That's right, more than 600%.

     Take this history of superior long-term performance and combine it with the fact that Washington Mutual was rated the number one most admired savings institution in the country by its peers in Fortune(2) magazine, and you get what you call a "no brainer."

     These could be a few of the reasons why Great Western's Board of Directors chose Washington Mutual to be their merger partner.

                                    [Washington Mutual Logo] Washington Mutual
                                                     The friend of the family.


FDIC Insured
1Source: Bloomberg Financial Markets. Return includes reinvestment of dividends.
2From an article titled "America's Most Admired Companies," Fortune magazine March 3, 1997. America's Most Admired Companies and
Fortune Magazine are trademarks belonging to Time, Inc.

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